Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

Note 11 – Subsequent Events

The Company has evaluated subsequent events occurring from July 1, 2022, through the date of this filing.

Common Shares Issued on Private Offering

Subsequent to June 30, 2022, the Company received net proceeds of approximately $1.2 million on the sale of 396,668 shares of common stock at $3.00 per share, and 198,334 warrants, as part of its private offerings. As part of the Company’s $3.00 private offering, each participating shareholder is entitled to a warrant, which expires on December 31, 2023, to purchase up to fifty percent (50%) of the number of common shares purchased, at $4.00 per share.

Common Shares Issued for Services

Subsequent to June 30, 2022, the Company issued 110,000 shares of common stock, with a fair value of approximately $330,000 at date of grant related to a consulting agreement.

Common Shares Issued on Exercise of Warrants

Subsequent to June 30, 2022, the Company received proceeds of approximately $40,000 on the exercise of 20,000 warrants for the purchase of 20,000 shares of common stock, at exercise price of $2.00 per share.

Capital Navigation Strategies

On July 29, 2022, the Company entered into an Advisor Agreement (“Agreement”) with Capital Navigation Strategies (“CNS”) to raise capital for the Company on a non-exclusive reasonable best efforts basis, in connection with entering into an agreement to obtain or receive capital, credit, cash advance, prepayments, factor, loan, convertible note, or other debt, equity or funding arrangement, including a hedging arrangement, joint venture, partnership or business collaboration.

CNS shall be engaged on a non-exclusive best-efforts basis until the successful completion or closing of the assignment or transaction(s) contemplated by the Agreement. Either party hereto may terminate the Agreement on the earlier of (a) twelve (12) months after the mutual written approval by CNS and the Company of the Company’s teaser, marketing presentation, and virtual due diligence room subject to automatic annual renewal unless terminated in writing by either party or (b) the date on which the Company files a registration statement with the SEC or other regulatory body for an initial public offering, by giving thirty (30) days written notice of such party’s desire to terminate to the other party.

If a transaction or any other funding for the Company or a Company project is consummated as identified and listed on Schedule B of the Agreement during the Agreement period or within sixty (60) months thereafter, the Company shall pay CNS, in immediately available funds, at closing of the transaction based upon the aggregate amount of the entire transaction value equal to six percent (6%) of the capital raised if the funding is in the form of debt, equity, mezzanine structure or subordinated debt structure or any other type of transaction. The Company will also pay $280 (two hundred eighty US dollars) per hour to CNS if the Company requests CNS to develop and/or refine offering materials and pay for out-of-pocket expenses incurred by CNS.

Note 12 – Subsequent Events

The Company has evaluated subsequent events occurring from January 1, 2022, through February 28, 2022, the date of the audit opinion letter.

Employee Option Grants

Subsequent to December 31, 2021, the Company granted its new employee the option to purchase an aggregate of 50,000 shares of common stock (the “Option Shares”) under the Company’s 2016 Equity Incentive Plan, at an exercise price of $2.00 per share. The Options Shares expire five years from the date issued and vest ratably over twelve months from the date issued.

Loan Payable

On January 20, 2022, the Company financed the purchase of a vehicle for $49,000. The loan term is for 71 months, annual interest rate of 15.54%, with monthly principal and interest payments of $1,066, and secured by the purchased vehicle.